Exhibit 99.6

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-A

KEY PERFORMANCE FACTORS
June 30, 2001



        Expected B Maturity                                        3/17/03


        Blended Coupon                                              4.2179%



        Excess Protection Level
          3 Month Average  7.40%
          June, 2001  6.95%
          May, 2001  7.70%
          April, 2001  7.55%


        Cash Yield                                  18.98%


        Investor Charge Offs                        5.67%


        Base Rate                                   6.36%


        Over 30 Day Delinquency                     4.78%


        Seller's Interest                           8.00%


        Total Payment Rate                          14.15%


        Total Principal Balance                     $57,876,901,808.74


        Investor Participation Amount               $700,000,000.00


        Seller Participation Amount                 $4,631,211,247.25